UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2017

NiSource Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-16189

Delaware	35-2108964
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 8, 2017, NiSource Inc. (the “Company”), NiSource Finance Corp., an Indiana corporation and a wholly-owned special purpose finance subsidiary of the Company (“NiSource Finance”), and J.P. Morgan Securities LLC, PNC Capital Markets LLC, RBC Capital Markets, LLC, and U.S. Bancorp Investments, Inc. as representatives of the underwriters, entered into a Terms Agreement with respect to the offering and sale of $500,000,000 aggregate principal amount of NiSource Finance’s 2.650% Notes due 2022 (the “Notes”) under the Company’s and NiSource Finance’s Registration Statement on Form S-3 (File Nos. 333-214360 and 333-214360-01, the “Registration Statement”). The Notes will be fully and unconditionally guaranteed by the Company. The Terms Agreement incorporates by reference an Underwriting Agreement dated May 11, 2017 of the Company and NiSource Finance (as filed with the Securities and Exchange Commission on May 17, 2017). The sale is expected to close on November 17, 2017. The Notes are being issued pursuant to an Indenture dated as of November 14, 2000 among the Company, NiSource Finance and The Bank of New York Mellon (as successor in interest to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank), as trustee (as filed with the Securities and Exchange Commission on November 17, 2000).

A copy of the form of the Notes is filed as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The Company is filing Exhibit 5.1 with this Current Report on Form 8-K in connection with the Registration Statement.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

4.1	Form of 2.650% Notes due 2022

5.1	Opinion of Schiff Hardin LLP

Exhibit Index

Exhibit No.	Description

4.1	Form of 2.650% Notes due 2022

5.1	Opinion of Schiff Hardin LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: November 14, 2017	By:	/s/ Donald E. Brown
Donald E. Brown
Executive Vice President and Chief Financial Officer